EXHIBIT 10.4

CROSSFIRE CAPITAL CORPORATION

__, 2006

FL Administration Inc.
950 Third Avenue, Suite 2500
New York, NY 10022

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement for the initial public offering (the “IPO”) of the securities of Crossfire Capital Corporation (the “Company”) and continuing until the earlier of the consummation by the Company of a “Business Combination” or the distribution of the Company’s “Trust Fund” (as such terms are described in the Company’s IPO prospectus) (the “Termination Date”), FL Administration Inc. shall make available to the Company certain general and administrative services, including without limitation, office and secretarial services as may be required by the Company from time to time, situated in the New York metropolitan area. In exchange therefore, the Company shall pay FL Administration Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

CROSSFIRE CAPITAL CORPORATION

By:
Name: Martin Oliner
Title: President

AGREED TO AND ACCEPTED BY:

FL ADMINISTRATION INC.

By:
Name:
Title: